TECHNOLOGY FUNDING PARTNERS III, L.P.
                      1107 Investment Boulevard
                  El Dorado Hills, California 95762

                NOTICE OF MEETING OF LIMITED PARTNERS

To the Limited Partners of Technology Funding Partners III, L.P.:

Notice is hereby given that the tri-annual Meeting of Limited Partners of Technology Funding Partners III, L.P., (the "Partnership") will be held at 10:00 a.m., local time, on Friday, _____, 2005, at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, to consider and vote upon:

1. The election of three Individual General Partners each for a three-year term or until the earlier termination of the Partnership;

2. The election of two Managing General Partners each to serve for a three-year term or until the earlier termination of the Partnership;

3. Ratification of the Management Committee's appointment of Grant Thornton as independent certified public accountants of the Partnership;

4. Such other matters as may properly come before the Meeting or any adjournment thereof.

This notice and the enclosed proxy statement and form of proxy are first being mailed to Limited Partners on or about _______, 2005.

You are cordially invited to attend this Meeting. Whether or not you plan to attend this meeting, please complete, sign and date the accompanying proxy and return it as promptly as possible in the enclosed postage-paid envelope. The enclosed proxy is being solicited by the Management Committee.

                       By order of the Management Committee,

                       Charles R. Kokesh, General Partner
                       Technology Funding Ltd., Managing General Partner


El Dorado Hills, California
Dated: _____, 2005

                  TECHNOLOGY FUNDING PARTNERS III, L.P.
                        1107 Investment Boulevard
                    El Dorado Hills, California 95762

                            PROXY STATEMENT

The notice of meeting, proxy statement and form of proxy are first being mailed to Limited Partners on or about _________, 2005.

Voting Rights and Procedures

Only Limited Partners of record at the close of business on ______, 2005, will be entitled to vote at the tri-annual Meeting of Limited Partners of the Partnership (the "Meeting"). At the close of business on that date, the Partnership had 160,000 Units outstanding and entitled to vote. Limited Partners are entitled to one vote for each Unit held.

Limited Partners may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response. The enclosed form of proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Limited Partner with respect to the proposals listed on the form of proxy.

The nominees for Individual General Partners and Managing General Partners receiving the highest number of votes cast at a meeting at which Limited Partners who own in aggregate more than 50% of the outstanding Units are present in person or by proxy shall be elected.

The approval of the other matters proposed in this proxy statement requires the affirmative vote or consent of the Limited Partners who in the aggregate own more than 50% of the outstanding Units. Abstentions so marked on the ballot will have the same effect as votes against a proposal.

If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, then the persons designated to serve as proxies will vote "FOR" each proposal noted on the enclosed form of proxy. If a Limited Partner fails to return a proxy and does not attend and vote at the meeting in person, the Limited Partner, pursuant to Article 14.05 of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"), shall be deemed to have granted to the Management Committee a proxy solely for those matters noticed for and acted upon at the Meeting, and such proxy shall be voted by a majority of the members of the Management Committee, including a majority of the Independent General Partners. It is anticipated that the Management Committee will vote all such proxies "FOR" the proposals noted on the enclosed form of proxy.

If any other matters should be properly presented at the Meeting, the persons designated to serve as proxies will vote on such matters in accordance with a determination by a majority of the members of the Management Committee, including a majority of the Independent General Partners.

General Information

Technology Funding Partners III, L.P., (the "Partnership") is a limited partnership that was organized under the laws of the State of Delaware on December 4, 1986. The Partnership commenced selling units of limited partnership interests ("Units") in April 1987. On June 2, 1987, the minimum number of Units required to commence Partnership operations (6,000) was sold to persons who became limited partners of the Partnership ("Limited Partners"). The Partnership completed its offering on February 3, 1989, raising a total of $40,000,000 from the sale of 160,000 Units.

The Partnership is managed by a Management Committee, presently consisting of three Individual General Partners ("IGPs") (equivalent to Independent General Partners, as defined in Article 2, Section (p) of the Partnership Agreement) and a representative of Technology Funding Ltd. ("TFL"), the Managing General Partner. As used hereinafter, the terms "Individual General Partners" and "Independent General Partners" mean the same thing and are interchangeable.

Subject to the terms of the Partnership Agreement, the Management Committee has exclusive control of the management of the Partnership, provides overall guidance and supervision of the Partnership's operations, and performs the various duties imposed on the boards of directors of business development companies by the Investment Company Act of 1940, as amended (the "Act").

In addition to having general fiduciary duties, the Management Committee, among other things, supervises the management arrangements of the Partnership and supervises the activities of the Managing General Partners. Subject to the supervision of the Management Committee, the Managing General Partners are responsible for (i) management of the Partnership; (ii) making all decisions regarding the Partnership's venture capital investment portfolio; (iii) negotiation and structuring of investments in portfolio companies; (iv) oversight of the portfolio companies including providing, or arranging for the provision of, managerial assistance to portfolio companies; and (v) day-to-day administration of Partnership affairs.

Pursuant to an amendment to the Partnership Agreement approved by a vote of the Limited Partners in November 2002, the Partnership's term was extended to December 31, 2004, and for up to two one-year extensions through December 31, 2006, at the discretion of the Partnership's Management Committee. At its regular March 12, 2004, meeting, the Management Committee exercised its right under the amendment approved by a vote of the Limited Partners in November 2002 to extend the term of the Partnership to December 31, 2006.

The Partnership's principal investment objectives are long-term capital appreciation from venture capital investments in new and developing companies and preservation of Limited Partner capital through risk management and active involvement with portfolio companies. The Partnership elected to be a business development company under the Act and operates as a nondiversified investment company as that term is defined in the Act.

Solicitation of Proxies

The accompanying proxy is solicited on behalf of the Management Committee for use at the Meeting to be held at 10:00 a.m., local time, on Friday, ______, 2005, (the "Meeting") at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, and any adjournment thereof. The Management Committee of the Partnership has designated Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, to serve as proxies.

The expenses of soliciting proxies will be paid by the Partnership. Excluding the costs of printing the proxies, ballots, and return envelopes and postage, the expected cost of this proxy solicitation will be approximately $25,000 to $35,000 including the allocable costs of personnel of the Managing General Partners engaged in preparing the proxy statement, supervising the costs of printing and mailing, tabulating the ballots, and responding to inquiries from Limited Partners, plus approximately $10,000 of legal costs attributable to this proxy for counsel to the Partnership and special Delaware counsel.

Record Date

By order of the Management Committee, only Limited Partners of record at the close of business on ______, 2005, are entitled to notice of and will be entitled to vote at the Meeting and any adjournment thereof.

Revocation and Dissenter's Rights

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the vote pursuant to the proxy. A proxy may be revoked by (i) submitting before or at the Meeting a written revocation of the proxy with the Partnership; (ii) submitting to the Partnership before or at the Meeting a subsequent proxy that is signed by the person who signed the earlier proxy; or (iii) attending the Meeting and casting a contrary vote.

The Partnership is a closed-end, non-trading entity that has elected to operate as a business development company under the Act. Limited Partners do not have any "dissenter's rights" with respect to any of the proposals listed on the proxy.

Ownership of Partnership Units

According to records maintained by the Partnership, as of ________, 2005, no person owned beneficially more than 5% of the outstanding Units. Except for the direct ownership of eight Units each by the Independent General Partners, the General Partners do not own any securities of the Partnership, whether voting or non-voting. As provided in Article 7.01(a) of the Partnership Agreement, the Managing General Partners made a capital contribution and received an ownership interest reflected in the allocation provisions in Articles 8 and 9 of the Partnership Agreement, relating to profits and losses and distributions, but do not own Partnership Units.

Annual Reports

The Partnership's Annual Report on Form 10-K for the year ended December 31, 2003, ("Annual Report") was mailed to all Limited Partners of record as of December 31, 2003, on or about July 8, 2004. The Partnership will provide without charge to each Limited Partner an additional copy of the Annual Report upon request. Address your request to Client Services by calling toll-free 1-800-821-5323, or by writing Client Services at Technology Funding, 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505.

Proposal 1 - Election of Individual General Partners

All General Partners of the Partnership are elected by the Limited Partners. The members of the Management Committee are the three Individual General Partners and a representative from TFL, the Managing General Partner. The three Individual General Partners are Messrs. G. Whitney Baines, A. Logan Craft, and Michael S. Tempesta. Mr. Baines has served as an IGP since the formation of the Partnership.

As required by the Investment Company Act, a majority of the General Partners must be individuals who are not "interested persons" of the Partnership as defined in the Act. The Securities and Exchange Commission ("SEC") has issued an order declaring that persons serving as Individual General Partners of the Partnership will not be deemed to be "interested persons" of the Partnership, as defined in Section 2(a)(19) of the Act, solely by reason of their being partners of the Partnership and co-partners of one another. Presently, none of the Individual General Partners is an "interested person" of the Partnership. Therefore, the Individual General Partners constitute the Partnership's Independent General Partners. None of the nominees for Individual General Partner has provided in the past five years or provides any services to or receives compensation in any form from the Partnership except as disclosed below, nor have they received any compensation from any other partnerships managed by the Managing General Partners or from the Managing General Partners. In his capacity as a business consultant, Mr. Craft has provided services and received compensation from a portfolio company of the Partnership. To avoid any conflict of interest, Mr. Craft abstains from any vote related to the Partnership's investment in that portfolio company. The terms of Mr. Craft's consulting arrangements have been reviewed and approved by an affirmative vote of the two other Independent General Partners.

At the Meeting, the Limited Partners will vote to elect three Individual General Partners, each to hold office for a three-year term or until the earlier termination of the Partnership and until his successor is elected and qualified or until his earlier resignation or removal. Each nominee is presently an Individual General Partner of the Partnership. Each nominee listed below has consented to continue to serve as an Individual General Partner. There are no arrangements or understandings related to the nomination of any of the Individual General Partners except as provided in the Partnership Agreement. If any nominee is not available for election, which is not anticipated, the proxies received will be voted for such substitute nominee as the Management Committee may recommend.

Certain information about each nominee is set forth below:

                                  Partnership Units    Percentage Ownership
Nominee                     Age   Beneficially Owned   of Outstanding Units
----------------------------------------------------------------------------
G. Whitney Baines, Ph.D.    63           8                     *
A. Logan Craft              44           8                     *
Michael S. Tempesta, Ph.D.  52           8                     *
*Denotes beneficial ownership of less than 1% of outstanding Units.

G. Whitney Baines, Ph.D., has been an Independent General Partner since
1987 when the Partnership was formed. Dr. Baines is a professor at Monterey Peninsula College where he teaches biological sciences. Prior to joining the faculty at Monterey Peninsula College in September 1975, he was a lecturer at the University of California, Santa Barbara.

The Rev. A. Logan Craft has been an Independent General Partner since his appointment in April 2000. Mr. Craft is currently Senior Associate for Christ Church Presbyterian in Santa Fe, New Mexico, a business consultant with Pillar Advisors, and founder and Managing Partner of Tres Corazones Productions, Ltd. Prior to that, he was Associate Rector at the Episcopal Church of the Holy Faith in Santa Fe. Prior to his ordination to the priesthood, he served as Vice-President and Partner of Craft Associates, Inc., from 1991 to 1997 where he was responsible for a portfolio of domestic and international companies involved in industrial production of metals and plastics. From 1982 to 1985, Mr. Craft was a sales representative for American Petrafina Marketing, Inc., where he was responsible for corporate franchise agreements for the wholesale distribution of refined petroleum products.

Michael Tempesta, Ph.D., has been an Independent General Partner since his appointment in January 1997. Dr. Tempesta is President of NatProd Consulting Services, which he founded in 1995. Currently, Dr. Tempesta is also the Managing Partner of Phenolics, LLC, which he founded in 2001. From 1997 to 1998, he was also Senior Vice President of Research and Development at Pharmaprint and, from 1995 to 1996, Chief Scientific Officer for Larex, Inc. He also held several positions at Shaman Pharmaceuticals, Inc., from 1990 to 1994, including Chief Scientific Officer, Senior Vice President, Research, and Vice President, Chemistry and Discovery. Prior to that, Dr. Tempesta was on the faculty at the University of Missouri. He did post-doctoral fellowships at Suntory Institute for Bioorganic Research in Japan and Columbia University.

Compensation

Under Article 4.02 of the Partnership Agreement, the Partnership will pay each Individual General Partner compensation for services rendered as follows:

(a) the sum of $14,000 annually in quarterly installments beginning on the Commencement Date;

(b) the sum of $1,500 for each meeting of the Management Committee attended by such Individual General Partner;

(c) if a committee is appointed by the Management Committee, the sum of $1,500 for each such committee meeting attended; provided, however, that if such committee meeting is held on the same day as a meeting of the Management Committee the sum paid for attendance at such committee meeting shall be $1,000; and

(d) all out-of-pocket expenses relating to attendance at the meetings, committee or otherwise, of the Management Committee.

Under Article 4.02, neither the Managing General Partners nor any of their affiliates shall receive any compensation from the Partnership. Although the Partnership Agreement provides a mechanism by which the Management Committee, with the approval of a majority in interest of the Limited Partners, may increase or decrease compensation payable to the Individual General Partners, there have been no changes to the compensation arrangements set forth above. Payment of compensation to an Individual General Partner is not considered a distribution and will not effect his right to receive a distribution to which he may be entitled as a Limited Partner.

Individual General Partner Compensation for Fiscal Year 2004


                    Aggregate    Pension or  Estimated     Total
Individual          Compensation Retirement  Annual Bene-  Compensation
General             from the     Benefits    fits upon     from the
Partner             Partnership  Accrued     Retirement    Partnership
-------------------------------------------------------------------------
G. Whitney Baines,
   Ph.D.             $23,500       N/A          N/A         $23,500
A. Logan Craft       $23,500       N/A          N/A         $23,500
Michael S. Tempesta,
   Ph.D.             $23,500       N/A          N/A         $23,500

Pursuant to Article 7.01(b) of the Partnership Agreement, each Individual General Partner made a capital contribution of $2,000 in cash at the time of his admission to the Partnership, for which that Individual General Partner received an interest in the Partnership of eight Units.

Management Committee Meetings and Committees

During 2004, the Partnership's Management Committee held a total of four meetings. Each of the Individual General Partners attended all four of the regular meetings of the Partnership. The Partnership does not have a separate audit committee, valuation committee, compensation committee, nominating committee, or any committee performing similar functions since these functions are served by the entire Management Committee. There were no committee meetings or other special meetings other than the regularly scheduled quarterly Management Committee meetings in the last fiscal year.

Proposal 2 - Election of Managing General Partners

Technology Funding Inc. ("TFI") and Technology Funding Ltd. ("TFL") are the Managing General Partners of the Partnership. At the Meeting, the Limited Partners will elect the two Managing General Partners, each to serve until the Partnership's termination or the next meeting of Limited Partners, whichever occurs earlier, and until its successor is elected and qualified or until its earlier resignation or removal. The nominees have consented to continue to serve as Managing General Partners.

TFI is a California corporation formed in 1979 to act as a general partner in limited partnerships providing funding to high technology companies. Its address is 1107 Investment Boulevard, El Dorado Hills, California 95762. In conjunction with TFL, TFI has organized and managed 20 limited partnerships in addition to the Partnership. TFI is a registered investment adviser under the Investment Advisers Act of 1940. Charles R. Kokesh is the sole director of TFI, and all of the shares of stock of TFI are owned by TFL. TFI and its wholly owned subsidiary, Technology Funding Capital Corporation, currently employ approximately 15 persons. The backgrounds and experience of certain senior officers of TFI are outlined in "Key Personnel of the Managing General Partners" below. TFI has been a Managing General Partner of the Partnership since its formation in 1990.

TFL is a California limited partnership formed in 1980 that serves as co-general partner with TFI in the Technology Funding partnerships. TFL is a registered investment adviser under the Investment Advisers Act of 1940. TFL is the sole shareholder of TFI. TFL has one general partner, Mr. Kokesh, and one venture partner, Peter F. Bernardoni. Mr. Kokesh is the managing general partner of TFL. TFL has been a Managing General Partner of the Partnership since its formation in 1990.

Key Personnel of the Managing General Partners

Mr. Kokesh, 57, is President and Chief Executive Officer of TFI and Managing General Partner of TFL. Prior to forming Technology Funding in 1979, Mr. Kokesh was a Vice President of Bank of America where he was responsible for Global Treasury Management Services and previously held executive positions at Levi Strauss & Co., Ernst & Young, and Citibank.

Mr. Bernardoni, 45, is a Vice President of TFI and a Venture Partner of TFL. Prior to joining Technology Funding in February 1988, Mr. Bernardoni served in several capacities with IBM, including design engineer and sales and marketing manager.

Compensation

Over and above their distributive share of Partnership profits, losses, and distributions, the Managing General Partners receive from the Partnership
(i) a management fee equal to 1% per year of the total Limited Partner adjusted capital contributions; and (ii) reimbursement of operational costs of the Partnership incurred by the Managing General Partners or their affiliates in connection with the business of the Partnership.

Managing General Partner Compensation for Fiscal Year 2004

             Aggregate     Pension or  Estimated     Total
Managing     Compensation  Retirement  Annual Bene-  Compensation
General      from the      Benefits    fits upon     from the
Partner      Partnership   Accrued     Retirement    Partnership
----------------------------------------------------------------------
TFI          $109,147(2)     N/A         N/A         $109,147 (2)
TFL          $      0        N/A         N/A         $      0
(2) Compensation from the Partnership to the Managing General Partners is equivalent to the management fees paid in the year ended December 31, 2004.

For fiscal years 2004 and 2003, management fees were $109,147 and $87,781, respectively, and reimbursement of operational costs was $1,235,035 and $1,647,547, respectively.

Removal of the Managing General Partners

The Managing General Partners, together, may be removed from the Partnership either (i) by a majority of the Independent General Partners of the Partnership; (ii) by failure to be reelected by the Limited Partners; or
(iii) with the consent of a majority in interest of the Limited Partners.

In the event of the removal of the Managing General Partners and the continuation of the Partnership, the Partnership Agreement provides that the venture capital investments held by the Partnership at the time of removal will be valued in a procedure set forth in the Partnership Agreement. With respect to their Partnership interests, the removed Managing General Partners will receive a final allocation of net profit or net loss equal to the net profit or net loss that they would have been allocated pursuant to the Partnership Agreement if all unrealized capital gains and losses of the Partnership were deemed realized and an allocation of net profit or net loss were made at such time.

If the capital accounts of the removed Managing General Partners have a positive balance after the final allocation, the Partnership will deliver a promissory note to the removed Managing General Partners, with a principal amount equal to the amount, if any, by which the positive amount of the removed Managing General Partners' capital accounts exceeds the amount of their capital contributions, bearing interest at the prime rate in effect at the time of removal, with interest payable annually and principal payable, if at all, only from 20% of any available cash before any distributions thereof are made to the Partners. If the capital accounts of the removed Managing General Partners have a negative balance after such allocation, the Managing General Partners will contribute cash to the Partnership equal to that negative balance. The Partnership interests of the removed Managing General Partners will convert to those of Limited Partners and the removed Managing General Partners will continue to receive, as Limited Partners, allocations of net profits and net losses pursuant to the Partnership Agreement and related distributions as provided in the Partnership Agreement.

In November 2002, the Limited Partners approved amendments to the Partnership Agreement that (i) eliminated TFI's right to appoint a member of the Management Committee (although TFI remains a Managing General Partner with such other rights, powers and duties as set forth in the Partnership Agreement), (ii) reduced the required minimum number of Individual General Partners to two, and (iii) affirmed that the members of the Management Committee are acting in the same capacity as would directors if the Partnership were in corporate form. TFL retains the right to appoint a representative to the Management Committee. The representative for TFL is Mr. Kokesh.

Proposal 3 - Appointment of Independent Public Accountants

At a Meeting of Limited Partners on November 8, 2002, the Limited Partners ratified the appointment of Grant Thornton as the Partnership's independent public accountants. During Grant Thornton's tenure as the Partnership's independent public accountants, there have been no disagreements with Grant Thornton on any matter of accounting principle or practice, financial statement disclosure, auditing scope, or procedure. Grant Thornton's reports on the Partnership's financial statements have contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

Pursuant to the authority conferred in Article 3.07 of the Partnership Agreement and subject to the approval of a majority in interest of the Limited Partners, the Management Committee (including a majority of the Independent General Partners) has directed the Managing General Partners to appoint Grant Thornton as the Partnership's independent public accountants. Grant Thornton has represented that it has no direct or indirect financial interest in the Partnership. The appointment of Grant Thornton is subject to ratification or rejection by the Limited Partners of the Partnership. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the appointment of Grant Thornton.

Grant Thornton will also act as independent public accountants for the Managing General Partners and all of the other Technology Funding partnerships and entities (subject to receipt of approval of interest holders in such entities, if necessary). The fees received by Grant Thornton from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Partnership. The Management Committee considered the fact that Grant Thornton has been retained as the independent accountants for the Managing General Partners and the other entities described above in their evaluation of the independence of Grant Thornton with respect to the Partnership.

Audit Fees
----------
The Partnership paid Grant Thornton $72,202 for its audit of the Partnership's 2003 Annual Report and Form 10-K and reviews of the
Partnership's Forms 10-Q.

Financial Information Systems Design and Implementation Fees
------------------------------------------------------------
No fees were paid to Grant Thornton for such services.

All Other Fees
--------------
The Partnership paid Grant Thornton $19,778 for tax return preparation and tax advisory services as well as securities counts conducted by Grant Thornton. In aggregate, Grant Thornton was paid a total of $329,162 for audit and tax services provided to the Partnership, its Managing General Partners and other entities that would be considered affiliates of the Partnership or its Managing General Partners.

The Partnership's Independent General Partners considered whether payment of the fees disclosed above were compatible with Grant Thornton's independence and concluded that such payments did not affect their independence.

Representatives of Grant Thornton will not be present at the Meeting and therefore will not have the opportunity to respond to questions from Limited Partners or to make a statement.

The Management Committee recommends a vote FOR Proposals 1, 2, and 3.

Other Matters

This proxy statement contains certain forward-looking statements that are subject to risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements. For those statements, the Managing General Partners claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The Management Committee does not intend to bring any other business before the Meeting and, so far as it is known to the Management Committee, no matters are to be brought before the Meeting except as specified in the notice of the Meeting.

Additional Information

Limited Partner Status

The Partnership Agreement provides that the Limited Partners of the Partnership are prohibited from exercising certain rights of limited partners, including the right to elect General Partners, to approve certain Partnership matters, and to amend the Partnership Agreement, unless prior to the exercise of such rights, counsel for the Partnership has delivered to the Partnership an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the other jurisdictions in which the Partnership is then formed or qualified, or will adversely affect the classification of the Partnership as a partnership for federal income tax purposes. Prickett, Jones & Elliott, P.A., as special Delaware counsel to the Partnership, has delivered a favorable opinion to the Partnership with respect to the foregoing and as required by Article 6.01 of the Partnership Agreement. To the extent that the Investment Company Act requires a vote on certain matters, there will be a limited partner vote.

Limited Partner Proposals

If for any reason the term of the Partnership is extended beyond 2006, any Limited Partner proposal submitted to the Partnership for inclusion in the Partnership's proxy statement and form of proxy relating to the Partnership's next tri-annual meeting of the Limited Partners in 2008, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Partnership at the Partnership's principal executive offices 120 days or a reasonable length of time prior to the date the Partnership mails proxy materials for the meeting in order for the proposal to be considered at that meeting. Any such proposal must comply in all respects with the applicable rules and regulations under the Exchange Act.

In order for proposals made outside Rule 14a-8 of the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Partnership at the Partnership's principal executive offices a reasonable length of time prior to the date the Partnership mails the proxy materials for the meeting for consideration at that meeting.

The proxies solicited by the Partnership will confer general discretionary authority only with regard to such matters specifically noticed in this proxy statement. Notwithstanding such discretionary authority, the Management Committee is supportive of all the proposals noticed in this proxy statement and will vote any proxies granted to it in favor of each proposal unless a proxy is marked to be voted against a specific proposal or candidate as provided on the ballot. The Partnership will specifically advise the Limited Partners when to submit proposals for the next tri-annual meeting in future reports filed under the Exchange Act.

Where You Can Find More Information

The Partnership files annual and quarterly reports, proxy statements and other information with the U.S. Securities and Exchange Commission ("SEC"). The Partnership's filings with the SEC are available to the public through the SEC's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") accessible through the SEC's web site at http://www.sec.gov. Limited Partners also may read and copy any report, statement, or other information that the Partnership has filed with the SEC at the SEC's public reference rooms. Call the SEC at 1-800-SEC-0330 for more information on obtaining information from the SEC's public reference rooms.

The SEC allows the Partnership to incorporate by reference information into this proxy statement, meaning the Partnership can disclose important information by referring Limited Partners and others who read this proxy statement to other documents that the Partnership has filed with the SEC. The Partnership incorporates by reference the documents listed below:

  The Partnership's annual report on Form 10-K, filed on March 17, 2004, file number 814-00048.

  The Partnership's Amended and Restated Partnership Agreement filed on January 8, 2003, on Form 8-K.

All Limited Partners are urged to complete, sign and date the accompanying proxy and return it in the enclosed postage-paid envelope. Thank you for your assistance.

                    TECHNOLOGY FUNDING PARTNERS III

                 Proxy for Meeting of Limited Partners
                           _____________, 2005

        Proxy Solicited by the Management Committee of the Partnership

Please mark, date, and sign this proxy and return it prior to the meeting to be held on ___________, 2005.

The undersigned hereby appoints Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, as proxies to represent the undersigned at the tri-annual Meeting of the Limited Partners of Technology Funding Partners III, L.P., (the "Partnership") to be held at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 10:00 a.m., local time, on Friday, ______, 2005, and any adjournment thereof, and to vote the number of Units of limited partnership interest in the Partnership the undersigned would be entitled to vote if personally present in the following matters:

1. Election of Three Individual General Partners each to serve for a three-year term or until the earlier termination of the Partnership.

    FOR all nominees listed below (except as marked to the contrary below) [   ]
    WITHHOLD AUTHORITY to vote for all nominees listed below               [   ]
    Nominees:   G. Whitney Baines, Ph.D.
                A. Logan Craft
                Michael S. Tempesta, Ph.D.

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name(s) below.

_____________________________________________________

2. Election of Two Managing General Partners each to serve for a three-year term or until the earlier termination of the Partnership.

    FOR all nominees listed below (except as marked to the contrary below) [   ]
    WITHHOLD AUTHORITY to vote for all nominees listed below               [   ]
    Nominees:   Technology Funding Inc.
                Technology Funding Ltd.

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name(s) below.

_____________________________________________________

3. Ratification of the appointment of Grant Thornton as independent certified public accountants of the Partnership.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

4. Such other matters as may properly come before the Meeting or any adjournment thereof.


The Management Committee recommends a vote FOR all Proposals 1, 2, and 3 above. This proxy will be voted as directed. Limited Partners may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response.
If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, or if a Limited Partner fails to return a proxy, the Limited Partner, pursuant to Article 14.05 of the Partnership Agreement, shall be deemed to have granted to the Management Committee a proxy solely for those matters noted on the form of proxy and the Management Committee will vote all such proxies "FOR" each proposal noted on the enclosed form of proxy. Withholding authority or abstentions so marked on any proposal will have the same effect as a vote against the proposal.

PROXY INSTRUCTIONS
1.  Please sign exactly as the name or names appear hereon.
2. If Units of limited partnership interest are held jointly by two or more persons, each joint holder should sign the proxy.
3. A proxy executed by a corporation should be signed in its name by an authorized officer.
4. Persons signing as executors, administrators, trustees and partners should so indicate when signing.
Dated:__________________, 2005
By signing below, the undersigned hereby acknowledges receipt of the Proxy Statement and the 2001 Annual Report. Signature(s)_________________________________________

            _________________________________________

If the information on the mailing label is not correct, please make changes below:

Social Security #:  ______ -  _____ - ____________

Address:  ____________________________

          ____________________________